Exhibit 99.1

Exhibit 99.1

LIFELOCK

AUGUST 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

1

Safe Harbor Statement

This presentation contains “forward-looking” statements that are based on our beliefs and assumptions and on information currently available to us. Forward-looking statements include information concerning our possible or assumed future results of operations, financial goals, business strategies, financing plans, competitive position, product development, membership growth, strategic and enterprise opportunities and partnerships, marketing and advertising plans, industry environment, potential growth opportunities, potential market opportunities and the effects of competition.

Forward-looking statements include all statements that are not historical facts and can be identified by terms such as

“anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,”

“should,” “will,” “would” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our beliefs and assumptions only as of the date of this presentation. You should read the documents that we file with the Securities and Exchange Commission (SEC), including the risks detailed from time to time therein, completely and with the understanding that our actual future results may be different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

This presentation includes certain non-GAAP financial measures as defined by SEC rules. As required by Regulation G, we have provided a reconciliation of those measures to the most directly comparable GAAP measures, which is available in the Appendix.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

2

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Recent Business Highlights

- Launched next evolution of our service suite – LifeLock Standard, LifeLock Advantage, and LifeLock Ultimate Plus.
- With LifeLock Ultimate Plus offering, LifeLock is the only identity theft company to provide alerts across a consumers' financial lives including credit cards, checking, savings, and investment accounts.
- Recorded the 37th consecutive quarter of sequential growth in revenue and cumulative ending members.
- Added approximately 304,000 gross new members in the second quarter of 2014 and ended the quarter with approximately 3.39 million members.
- Achieved a retention rate of 87.2% for the second quarter of 2014, in excess of 87% for 7 consecutive quarters.
- Increased monthly average revenue per member to $10.99 for the second quarter of 2014 from $10.18 for the second quarter of 2013.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 3

The Cost of Identity Theft

14.9 $25

MILLION BILLION

US victims of Identity theft is the cost of

identity theft identity fraud

in 12 month period** #1 COMPLAINT in US in 2012***

reported in the US

823 for the last 14 years* Every 3

MILLION seconds

number of

records exposed by Someone becomes a victim

data breach in 2013**** of identity theft**

Colleen Tressler, ‘Identity theft tops list of consumer complaints for 14th consecutive year,” Federal Trade Commission, Feb 27, 2014.

Q32013; Identity Theft Tracking Study; a commissioned survey conducted July/August by Forrester Consulting on behalf of LifeLock for period ending July/August 2013.

The Bureau of Justice Statistics bulletin, Victims of Identity Theft, 2012 (December 2013)

Online Trust Alliance, 2014 Data Protection & Breach (2014)

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

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The Increasing Risk of Identity Fraud

1.7 7.0 1.3 17%

BILLION BILLION TRILLION OF ALL

Social Network Mobile E-Commerce Reported

Users* Devices** Sales*** Claims****

7% Incidence Rate***** 8% Incidence Rate***** 7% Incidence Rate*****

*2013 estimated users eMarketer (2013).

**Forrester research custom forecast for LifeLock (2013). ***2013 sales estimate. eMarketer (2013).

****FTC Consumer Sentinel Data Book for 2013 (2014). Based on the number of complaints filed with FTC.

***** A commissioned survey conducted by Forrester Consulting on behalf of LifeLock, Q4 2013. Incidence of social network usage, mobile devices for smart phone users, e-commerce sales.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

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Concerned About Security – 78 Million

30+ Million are doing something 40+ Million are doing nothing

Current Market Share

3	Million

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

6

Adults in US

240 Million

Income of $50K Plus

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

7

Enterprise Market Opportunity

216 Million

Transactions in 2013

3.4 Billion

Target Opportunity

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

8

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

The LifeLock Ecosystem


Predictive Analytics
Technology Platform
Data Repository
Member Data Elements & Authenticating Responses
Proactive Identity Use Alerts
Real-time ID Scores
Cross-Industry Data Elements
Data growth builds momentum

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 9

Growth Strategy

Take advantage of our unique ecosystem

Expand data inputs

Evolve targeting and messaging Leverage mobile Grow partner channel

Long Term Vision – Identity Bureau

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

IDA Market: Leading Enterprises across a wide range of industries

Wireless Providers Credit Card Issuers Retail Card Issuers

4	of the Top 5 Carriers 7 of the Top 10 Issuers Over 75% Market Share

Alternative Lenders Auto Lenders Alternative Payments

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Superior Performance From Differentiated Data

ID Network: A real-time, cross-industry network of

consumer behavioral data

Over 1 trillion data elements

Over 2 billion high-value consumer events

Unique data others don’t see

Over 3.3 million known identity frauds

Can score 100% of US adult population

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Uncovering Risk

A broad network of identity behavioral connections and linkages provides deep insight into identity risk

Legend

- SSN

- Name

- Address

- Phone

- Date of Birth

- Email Address

- Application

- Fraud Application

Confirmed fraud connected to

identity elements

17

41 3

20

9

Visibility into unusual identity

behavior such as high velocity

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Enable the Enterprise, Empower the Consumer

ID Score: 721

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Growth Strategy: 3.4 Billion Alertable Transactions

Market Opportunity

Expand the Core Penetrate Adjacent Markets Establish eCommerce Market

580 Million 360 Million 2.5 Billion

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Product Evolution

LifeLock Basic LifeLock

$10 month Standard

$9.99

LifeLock Command Center

$15 month LifeLock

Advantage

$19.99

LifeLock Ultimate

$25 month LifeLock

Ultimate Plus

$29.99

LifeLock Junior

$5.99 month

LifeLock

Mobile

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

New Product Lineup

LifeLock Standard
$9.99

All features in our basic LifeLock service, plus:
- Enhanced insurance policy that underwrites our service guarantee

LifeLock Advantage
$19.99

All features in LifeLock Standard, plus:
- Credit card, checking and savings account alerts
- Online annual credit report and score
- Data breach notifications
- Court records scanning
- Fictitious identity scanning

LifeLock Ultimate Plus
$29.99

All features in our LifeLock Advantage service plus:
- Sex Offender Reports
- Investment account activity alerts
- Online annual Tri-bureau credit report and score
- Tri-bureau credit inquiry activity monitoring
- Monthly credit score tracking
- Bank Account Takeover Alerts

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 17

LifeLock Consumer -3 Layers of Protection

DETECT ALERT RESTORE

Monitor over a

trillion data points

every minute of

every day

Proactive alerts

that empower

consumers

24x7 Certified

resolution

specialists to

handle your case

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Live freely in an always connected world

email

SMS / TEXT

Integrated

Voice Response

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Priorities

Continuum Process

1	REACH 4 VIRALITY

$ $ $

Members

2	CONVERSION 3 MONETIZATION

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #1: “My credit card protects me”

Credit Card

Narrow Visibility

Card Fraud Not Identity Protection

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #2: “I can do this by myself”

DIY

Limited DIY Steps Not Realistic Not Real Time Not Effective

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Myth #3: “Credit monitoring is good enough”

Credit Monitoring

Not Comprehensive

Speed Matters

Reactive Not Proactive

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

The LifeLock Difference…

Unique Superior Trusted

Data Technology Brand

Growth, Retention, Customer Satisfaction

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Multi-Channel GTM Strategy

Direct To Consumer Marketing

Partner Distribution Channels

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Television: A More Diverse Mix

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Shifting Media Spend Towards Digital

$

2012 2013 2014(est)

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Educate, Educate, Educate

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Brand Leadership

45% 42% % who said that, if they were signing up, they’d

40% consider this brand

35%

30%

25%

20%

15% 11% 11%

9% 8% 8%

10% 7% 7% 6%

5% 5% 4%

5%

0%

A commissioned survey conducted in June 2014 by MSI International on behalf of LifeLock. Base: Total Respondents (aware)

Q10b. Imagine you were signing up for Security Identity Protection service. Which number best describes how likely you would be to consider the following companies (10-point scale: 10=extremely likely to consider; 1=not at all likely to consider)

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Top Decile Net Promoter Score

Member Retention – 87.2%

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Partner Overview

Co-Marketing

Direct Response Embedded

Affiliates

Employee Benefits

Breach

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

2014 Partner Channel Growth

Strategic partner investments in 2014.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Financial Services Case Study

FINANCIAL SERVICES

Profile:

Mid-Size Community Bank

Bank had $2.5 billion in assets

Overview:

A commercial bank displaced a credit monitoring offer with LifeLock.

of Members


1055
Credit Monitoring
3738
LifeLock

LTV Revenue per Member


$415
Credit Monitoring
$810
LifeLock

©2014 LifeLock Inc.
1-800-LifeLock LifeLock.com 33

Revenue and Adjusted EBITDA

Revenue ($M)

500.0

400.0

300.0

200.0

100.0

-

2010 2011 2012 2013 2014*

Consumer Enterprise

Adjusted EBITDA ($M)

60.0

50.0

40.0

30.0

20.0

10.0

-

2010 2011 2012 2013 2014*

(10.0)

* 2014 Revenue and Adjusted EBITDA figures are based on the mid-point of the guidance provided in our Earnings Results call on July 30, 2014 for the full year ending December 31, 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Member Metrics

Gross New Members

1,000 944

800 762

704

648

600 517

480

400

200

2010 2011 2012 2013 YTD 2014*

Cumulative Ending Members

3.4

3.2

3.0

2.8

2.6

2.4

2.2

2.0

1.8

1.6

2010 2011 2012 2013 2014

*	For the six month period ended June 30, 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Revenue per Member

11.50 12%

10%

10.50

8%

9.50 6%

4%

8.50

2%

7.50 0%

2010 2011 2012 2013 YTD 2014*

ARPU YOY Growth

*	For the six month period ended June 30, 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Product Mix

100%

90%

80%

70%

60%

50%

40%

30%

20%

10%

0%

2010 2011 2012 2013 YTD 2014 GNM*

LifeLock Ultimate LifeLock Command Center

LifeLock Basic LifeLock for Minors/LifeLock Junior

*	For the six month period ended June 30, 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Annual Retention Rate

90.0%

87.8%

87.1% 87.2%

85.0%

82.7%

80.0% 79.1%

75.0%

70.0%

2010 2011 2012 2013 Q2 2014

100% 2013 Cohort Aging

95% 93.1% 93.7%

90.5% 91.7%

89.1%

90% 87.1%

85% 82.1%

80%

75%

70%

1	2 3 4 5 6 7

# of Years a Member

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Growing Lifetime Value

Member Base

2010 2011 2012 2013

COA Fulfillment Net LTV

New Members

2010 2011 2012 2013

COA Fulfillment Net LTV

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Free Cash Flow

$90.0

$70.0

$50.0

$30.0

$10.0

2009 2010 2011 2012 2013 2014*

$(10.0)

$(30.0)

2014 Free Cash Flow is based on the mid-point of the guidance provided in our Earnings Results call on July 30, 2014 for the full year ending December 31, 2014

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Strong Balance Sheet

Dec 31, 2013 June 30, 2014

$Millions $Millions

Cash and Marketable Securities 172.6 216.0

Goodwill & Intangible Assets 206.6 202.1

Deferred Tax Assets 47.9 53.4

Total Other Assets 36.2 42.4

Deferred Revenue 119.1 148.8

Debt — -

Total Other Liabilities 42.0 53.3

Stockholder’s Equity 302.2 311.8

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

LifeLock
RELENTLESSLY PROTECTING YOUR IDENTITY

Long Term Goals

	2010	2011	2012	2013	LT Goals[1]
Adj GM%	68%	68%	71%	73%	75% - 77%
Adj S&M	48%	47%	44%	44%	36% - 39%
Adj T&D	13%	9%	10%	10%	9% - 10%
Adj G&A	13%	8%	7%	9%	7% - 8%
Adj EBITDA	(3.2)%	6.4%	11.2%	11.4%	20% - 25%
FCF	(10)%	12%	15%	18%	18 - 23%

[1] These goals are forward-looking, are subject to significant business, economic, regulatory, competitive, and other uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. For discussion of some of the important factors that could cause these variations, please consult the "Risk Factors" section in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K for the year ended December 31, 2013 and Form 10-Q for the period ended June 30, 2014. Nothing in this presentation should be regarded as a representation by any person that these goals will be achieved and the Company undertakes no duty to update its goals.

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com 42

SaaS + Internet + Security (128 companies)

Revenue >$100mm 115 companies

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

SaaS + Internet + Security

Revenue >$100mm Revenue Growth >20% Gross Margin >70% EBITDA Margin >10% FCF Margin >10%

10 companies

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Key Investment Highlights

Large and growing addressable market

Leader in consumer identity theft and enterprise fraud protection

Industry leading service offering

Strong barriers to entry: data, analytics, technology platform, and brand Experienced management team with track record of execution Predictable subscription model

Compelling combination of growth, profitability, and cash flow

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Appendix

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

GAAP to Non-GAAP Reconciliations

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

GAAP to Non-GAAP Reconciliations

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

GAAP to Non-GAAP Reconciliations

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

GAAP to Non-GAAP Reconciliations

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Components of Profit and Loss

2013

$M % of Rev

Consumer revenue 340.1 92.0%

Enterprise revenue 29.5 8.0%

Total revenue 369.7 100.0%

Adj COS 99.3 26.9%

Adj GM 270.4 73.1%

Adj S&M 161.0 43.5%

Adj T&D 37.1 10.0%

Adj G&A 34.9 9.4%

Adj EBITDA 42.2 11.4%

Cost of Service

Enterprise

Depn/Other

Credit

Card Fees

Fulfillment

Partners

(incl

Member Insurance)

Services

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

Components of Profit and Loss

2013

$M % of Rev

Consumer revenue 340.1 92.0%

Enterprise revenue 29.5 8.0%

Total revenue 369.7 100.0%

Adj COS 99.3 26.9%

Adj GM 270.4 73.1%

Adj S&M 161.0 43.5%

Adj T&D 37.1 10.0%

Adj G&A 34.9 9.4%

Adj EBITDA 42.2 11.4%

Sales and Marketing

Enterprise Production

Depn/

Other

Commissions

Media

©2014 LifeLock Inc. 1-800-LifeLock LifeLock.com

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